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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                          event reported): June 2, 1999



                               HARRIS CORPORATION
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             (Exact name of registrant as specified in its charter)

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

           Delaware                                1-3863                             34-0276860
--------------------------------       ------------------------------       ------------------------------
(State or other jurisdiction of           (Commission File Number)                 (I.R.S. Employer
       incorporation)                                                            Identification No.)

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  1025 West NASA Blvd., Melbourne, FL                        32919
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(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (407) 727-9100

                                    No Change
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         (Former name or former address, if changed since last report.)



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Items 1-4.        Not Applicable.

Item 5.           Other Events.
                  -------------

                  On June 2, 1999, Harris Corporation ("Harris" or the "Company") announced that it is selling all of its semiconductor business. Harris had previously announced its intention to sell the power portion of its semiconductor business. Harris has reached an agreement to sell substantially all of its semiconductor operation to a subsidiary of Sterling Holding Company L.L.C., a Citicorp Venture Capital, Ltd. investment portfolio company. Other investors will include certain individuals, and affiliates of Credit Suisse First Boston Corporation. Harris will retain a 10% ownership position in the business. Under the terms of the transaction, Harris will receive about $700 million in cash, notes, retained receivables, and contingency payments, in addition to the equity in the business. The transaction does not include Harris' suppression business or photomask operations, which will be sold separately. The Company plans to use the proceeds from the divestiture to reduce the indebtedness at Harris and for other general corporate purposes. The transaction, which is expected to be completed in the next two months, is subject to financing, and regulatory and certain other approvals.

                  A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

                  Upon the close of the sale of the Company's semiconductor business, the Company expects to file a separate Form 8-K in which it will report the details of the completed transaction.

Item 6.           Not Applicable.

Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

                  (a)      Financial Statements.
                                    None.

                  (b)      Pro Forma Financial Information.
                                    None.

                  (c)      Exhibits.

                           The following document is filed as an Exhibit to this
                           Report:

                           99.      Press Release, dated June 2, 1999,
                                    announcing that Harris has entered into an agreement to sell substantially all of its semiconductor business.

Items 8-9.        Not Applicable.



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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HARRIS CORPORATION


                                        By:    /s/ Bryan R. Roub
                                          -----------------------------------
                                        Name:  Bryan R. Roub
                                        Title: Senior Vice President &
                                               Chief Financial Officer



Date: June 3, 1999


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                                  EXHIBIT INDEX



        Exhibit No.
        Under Reg.
       S-K, Item 601                                 Description
---------------------------            -----------------------------------------


            99. Press Release, dated June 2, 1999, announcing that Harris has entered into an agreement to sell substantially all of its semiconductor business.